PROPERTIES	12 Months Ended
Dec. 31, 2015
Real Estate [Abstract]
PROPERTIES

NOTE 3 - PROPERTIES

Leased Property

Our leased real estate properties, represented by 782 SNFs, 85 ALFs, 16 specialty facilities and one medical office building at December 31, 2015, are leased under provisions of single leases and master leases with initial terms typically ranging from 5 to 15 years, plus renewal options. Substantially all of the single leases and master leases provide for minimum annual rentals that are typically subject to annual increases. Under the terms of the leases, the lessee is responsible for all maintenance, repairs, taxes and insurance on the leased properties.

A summary of our investment in leased real estate properties is as follows:

	December 31,
	2015	2014
	(in thousands)
Buildings	$5,514,820	$2,745,872
Site improvements and equipment	558,222	227,411
Land	670,916	250,502
	6,743,958	3,223,785
Less accumulated depreciation	(1,019,150)	(821,712)
Total	$5,724,808	$2,402,073

At December 31, 2015, we have approximately $194.3 million of projects currently under development which includes $3.7 million of capitalized interest.

The future minimum estimated contractual rents due for the remainder of the initial terms of the leases are as follows at December 31, 2015:

(in thousands)
2016	$628,906
2017	638,232
2018	619,251
2019	592,657
2020	600,652
Thereafter	3,198,157
Total	$6,277,855

The following tables summarize the significant transactions that occurred from 2013 to 2015. The 2015 table excludes the acquisition of Care Homes in the United Kingdom and the Aviv Merger in the second quarter of 2015, which are discussed separately below.

2015 Acquisitions and Other

	Number of Facilities			Number of Operating	Total		Land	Building & Site Improvements	Furniture & Fixtures	Initial Cash Yield
Period	SNF	ALF	State	Beds	Investment		(in millions)			(%)
Q1	1	-	TX	93	$6.8		$0.1	$6.1	$0.6	9.50
Q3	6	-	NE	530	15.0		1.4	12.1	1.5	9.00
Q3	1	2	WA	136	18.0		2.2	14.9	0.9	8.00
Q3	-	2	GA	125	10.8		1.2	9.0	0.6	7.00
Q3	1	-	VA	300	28.5	(1)	1.9	24.2	2.4	9.25
Q3	2	-	FL	260	32.0	(4)	1.4	29.0	1.6	9.00
Q3	-	-	NY	-	111.7	(2)(3)	111.7	-	-	-
Q4	1	-	AZ	6	0.6	(3)	0.3	0.3	-	9.00
Q4	1	-	TX	92	5.3		1.8	3.0	0.5	9.50
Total	13	4		1,542	$228.7		$122.0	$98.6	$8.1

(1)	In July 2015, we leased the facility to a new operator with an initial lease term of 10 years.
(2)	On July 24, 2015, we purchased five buildings located in New York City, New York for approximately $111.7 million. We and our operator plan to construct a 201,000 square-foot assisted living and memory care facility. The properties were added to the operator’s existing master lease. The lease provides for a 5% annual cash yield on the land during the construction phase. Upon issuance of a certification of occupancy, the annual cash yield will increase to 7% in year one and 8% in year two with annual 2.5% annual escalators thereafter.
(3)	Accounted for as an asset acquisition.
(4)	The Company estimated the fair value of the assets acquired on the acquisition date based on certain valuation analyses that have yet to be finalized, and accordingly, the assets acquired, as detailed, are subject to adjustment one the analyses are completed.

For the year ended December 31, 2015, we recognized revenue attributable to the aforementioned acquisitions of approximately $4.9 million and net income attributable to the acquisitions of approximately $2.3 million. Acquisition costs related to the above were expensed as period costs. For the year ended December 31, 2015, we expensed $2.2 million of acquisition related costs. No goodwill was recorded in connection with these acquisitions.

Acquisition of Care Homes in the United Kingdom

On May 1, 2015, we closed on a purchase/leaseback Care Homes Transaction (the “Care Homes Transaction”) for 23 care homes located in the United Kingdom and operated by Healthcare Homes Holding Limited (“Healthcare Homes”). As part of the transaction, we acquired title to the 23 care homes with 1,018 registered beds and leased them back to Healthcare Homes pursuant to a 12-year master lease agreement with an initial annual cash yield of 7%, and annual escalators of 2.5%. The care homes, comparable to assisted living facilities (“ALFs”) in the United States, are located throughout the East Anglia region (north of London) of the United Kingdom. Healthcare Homes is headquartered in Colchester (Essex County), England. We recorded approximately $193.8 million of assets consisting of land ($20.7 million), building and site improvements ($152.1 million), furniture and fixtures ($5.3 million) and goodwill ($15.7 million).

In 2015, we incurred approximately $3.2 million in acquisition related costs associated with the Care Homes Transaction. For the year ended December 31, 2015, we recognized approximately $9.5 million of rental revenue in connection with the Care Homes Transaction.

Aviv Merger

On April 1, 2015, Omega completed the Aviv Merger, which was structured as a stock-for-stock merger. Under the terms of the Merger Agreement, each outstanding share of Aviv common stock was converted into 0.90 of a share of Omega common stock. In connection with the Aviv Merger, Omega issued approximately 43.7 million shares of common stock to former Aviv stockholders. As a result of the Aviv Merger, Omega acquired 342 facilities, two facilities subject to direct financing leases, one medical office building, two mortgages and other investments. The facilities are located in 31 states and are operated by 38 third-party operators. Omega also assumed certain outstanding equity awards and other debt and liabilities. Based on the closing price of Omega’s common stock on April, 1, 2015, we estimate the fair value of the consideration exchanged or assumed to be approximately $3.9 billion. Omega's estimated fair values of Aviv’s assets acquired and liabilities assumed on the Aviv Merger date are determined based on certain valuations and analyses. The Company has not yet finalized its analysis of the fair value of acquired land and buildings and intangible assets and liabilities. As such the amounts reflected below for those items are subject to further adjustment. Any change may have an impact on the reported goodwill.

The following table highlights the preliminary fair value of the assets acquired and liabilities assumed on April 1, 2015:

(in thousands)
Estimated fair value of assets acquired:
Land and buildings	$3,108,078
Investment in direct financing leases	26,823
Mortgages notes receivable	19,246
Other investments	23,619
Total investments	3,177,766
Goodwill	630,404
Accounts receivables and other assets	15,500
Cash acquired	84,858
Fair value of total assets acquired	$3,908,528

Estimated fair value of liabilities assumed:
Accrued expenses and other liabilities	$221,631
Debt	1,410,637
Fair value of total liabilities assumed	1,632,268

Value of shares and OP units exchanged(a)	2,276,260

Fair value of consideration	$3,908,528

(a)	Includes the fair value of stock compensation plans assumed.

In 2015, we incurred approximately $52.1 million in acquisition related costs associated with the Aviv Merger. For the year ended December 31, 2015, we recognized approximately $188.4 million of total revenue in connection with the Aviv Merger.

Included within accrued expenses and other liabilities is a $67.3 million contingent liability related to a leasing arrangement with an operator assumed as a result of the Aviv Merger.

During the fourth quarter of 2015, we adjusted the preliminary fair value of the in place lease assets and liabilities that we provisionally recognized on April 1, 2015 in connection with the Aviv Merger. We increased the fair value of the in place lease assets and in place lease liabilities to $8.2 million and $105.5 million, respectively which resulted in a $79.0 million net increase in goodwill (see Note 8 – Intangibles). The change to the provisional amounts resulted in an $8.2 million increase in rental income, of which $2.7 million relates to the second and third quarters of 2015, respectively.

2014 Acquisitions and Other

	Number of Facilities			Number of	Total	Land	Building & Site Improvements	Furniture & Fixtures	Initial Cash Yield
Period	SNF	ALF	State	Operating Beds	Investment	(in millions)			(%)
Q1	-	1	AZ	90	$4.7	$0.4	$3.9	$0.4	9.75
Q2/Q3	3	-	GA, SC	345	34.6	0.9	32.1	1.6	9.50
Q3	1	-	TX	125	8.2	0.4	7.4	0.4	9.75
Q4	-	4	PA,OR,AR	371	84.2	5.1	76.7	2.4	6.00
	4	5		931	$131.7	$6.8	$120.1	$4.8

For the year ended December 31, 2014, we recognized revenue attributable to the acquisitions of approximately $3.2 million and net income attributable to the acquisitions of approximately $1.2 million. Acquisition costs related to the above transactions were expensed as period costs. For the year ended December 31, 2014, we expensed $3.9 million of acquisition related costs.

Transition of Two West Virginia Facilities to a New Operator

On July 1, 2014, we transitioned two West Virginia SNFs that we previously leased to Diversicare Healthcare Services (“Diversicare” and formerly known as Advocat) to a new unrelated third party operator. The two facilities represent 150 operating beds. We amended our Diversicare master lease to reflect the transition of the two facilities to the new operator and for the year ended December 31, 2014 recorded a $0.8 million provision for uncollectible straight-line accounts receivable. Simultaneous with the Diversicare master lease amendment, we entered into a 12-year master lease with a new third party operator.

2013 Acquisitions and Other

	Number of Facilities			Number of Operating	Total		Land	Building & Site Improvements	Furniture & Fixtures	Initial Cash Yield
Period	SNF	ALF	State	Beds	Investment		(in millions)			(%)
Q4	-	1	FL	97	$10.3		$0.6	$9.0	$0.7	7.25
Q4	4	-	IN	384	25.2	(1)	0.7	21.8	2.7	9.70
Total	4	1		481	$35.5		$1.3	$30.8	$3.4

(1)	On October 31, 2013, we recorded approximately $3.0 million to below market leases as a result of the transaction for a total investment of $25.2 million.

Acquisition costs related to the above transactions were expensed as a period cost. For the year ended December 31, 2013, we expensed $0.2 million of acquisition related costs.

Transition of 11 Arkansas Facilities to a New Operator

On August 30, 2013, we transitioned 11 SNFs located in Arkansas that we previously leased to Diversicare Healthcare Services to a new third party operator. The 11 facilities represent 1,084 operating beds. We amended our Diversicare master lease to provide for reduced rent to reflect the transition of the 11 facilities to the new operator, and recorded a $2.3 million provision for uncollectible straight-line rent receivable. Simultaneously with the amendment to the Diversicare master lease, we entered into a new master lease with the new third party operator of the 11 facilities. The new master lease expires on August 31, 2023 and includes fixed annual rent escalators.

Pro Forma Acquisition Results

The facilities acquired in 2015 and 2014 are included in our results of operations from the dates of acquisition. The following unaudited pro forma results reflect the impact of the acquisitions as if they occurred on January 1, 2014. In the opinion of management, all significant necessary adjustments to reflect the effect of the acquisitions have been made. The following pro forma information is not indicative of future operations.

	Pro Forma
	Year Ended December 31,
	2015	2014
	(in thousands, except per share amounts, unaudited)
Pro forma revenues	$817,642	$789,270
Pro forma net income	$258,927	$318,271

Earnings per share – diluted:
Net income – as reported	$1.29	$1.74
Net income – pro forma	$1.33	$1.74

Asset Sales, Impairments and Other

In 2015, we sold seven SNFs (four previously held-for-sale) for total cash proceeds of approximately $41.5 million, generating a gain of approximately $6.4 million. We also recorded a total of $17.7 million provision for impairment related to six SNFs to reduce their net book value to their estimated fair value less costs to sell. To estimate the fair value of these facilities we utilized a market approach and Level 3 inputs. Two of the facilities are reclassified as assets held for sale.

In 2014, we sold four SNFs (three previously held-for-sale) and a parcel of land for total cash proceeds of $4.1 million, resulting in a $2.9 million gain. We also closed two SNFs and recorded a $3.7 million provision for impairment related to these facilities. To estimate the fair value of these facilities we utilized a market approach and Level 3 inputs. See Note 7 – Assets Held For Sale for more details.

In 2013, we sold one SNF and a parcel of land for total cash proceeds of $2.3 million resulting in a $1.2 million loss.